UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2019 (July 17, 2019)

Tauriga Sciences, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-53723	30-0791746
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

555 Madison Avenue, 5th Floor, New York, NY 10022

(Address of principal executive offices) (Zip Code)

917-796-9926

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TAUG	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Change in Registrant’s Certifying Accountant

On July 18, 2019, the board of directors of Tauriga Sciences, Inc. (the “Company”) approved the selection of BF Borgers CPA PC (“Borgers”) as its independent registered public accounting firm replacing KBL, LLP (“KBL”).

(a) Dismissal of Independent Registered Public Accounting Firm

On July 17, 2019, the Company dismissed KBL, LLP. KBL, LLP audited the Company’s financial statements for the years ended March 31, 2014 through 2019.

The report of KBL, LLP dated June 27, 2019 on the Company’s consolidated balance sheets at March 31, 2019 and 2018, and the related consolidated statements of operations, changes in shareholders’ equity (deficit), and cash flows for each of the two years in the period ended March 31, 2019 and March 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles, other than such report was qualified as to our ability to continue as going concern.

During the Company’s two most recent fiscal years preceding the Company’s decision to dismiss KBL, LLP, there were (i) no disagreements with KBL, LLP regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of KBL, LLP would have caused it to make reference to the subject matter of the disagreement in connection with its report or (ii) no “reportable events” as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

The Company provided KBL, LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by KBL, LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On July 18, 2019, the Company engaged Borgers as its new independent registered public accounting firm. During the fiscal years ended March 31, 2019 and 2018 and through July 18, 2019, the date the Company engaged Borgers, the Company did not consult with Borgers regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibits

16.1	Letter dated July 18, 2019 from KBL, LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2019

TAURIGA SCIENCES, INC.

/s/ Seth M. Shaw
By: Chief Executive Officer